J.P. Morgan 31st Annual Healthcare Conference January 7-10, 2013 Exhibit 99.1

Forward-looking Statements
This presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities
Litigation Reform Act of 1995. Investors are cautioned that, without limitation, statements in this presentation regarding
InterMune's plans and expectations; anticipated availability of top-line results from the ASCEND trial; the estimated patient populations suffering from IPF and market potential for Esbriet; anticipated timing of pricing and reimbursement discussions and/or initiating commercial launches for Esbriet; intellectual property protection for Esbriet; and expectations regarding the
ASCEND trial and prospects for success thereof are forward-looking statements.  All forward-looking statements included in this presentation are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those described in the forward-
looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s periodic reports filed with the SEC, including but not limited to the following: (i) the risks related to the uncertain, lengthy and expensive clinical development process for the company’s product candidates; (ii) risks related to the regulatory process for Esbriet, including that the results of the ASCEND trial may not be satisfactory to the FDA to receive regulatory approval; (iii) risks related to unexpected regulatory actions or delays or government regulation generally; (iv) risks related to the company’s manufacturing strategy; (v) government, industry and general public pricing pressures; (vi) risks related to the company’s ability to successfully launch and commercialize Esbriet;
and (vii) the company’s ability to maintain intellectual property protection. The risks and other factors discussed above should be considered only in connection with the risks and other factors discussed in detail in InterMune’s Form 10-K, Form 10-Q and its other periodic reports filed with the SEC, which are also available at www.intermune.com.

Our Vision is that in 2015
InterMune is:
• A biotech company focused on serving patients with
unmet medical needs in specialty pulmonary and
orphan fibrotic diseases
• The recognized world-wide leader in IPF
• Among the Top 20 U.S. small to mid-sized
biopharmaceutical companies in terms of revenue and
market capitalization
• Successfully marketing Esbriet ® (pirfenidone) in the EU,
U.S., Canada and other markets of interest, where it is
– the standard of care and
– the backbone of combination regimens for treating
IPF patients
• Advancing an attractive and balanced R&D pipeline
– Built first on the Esbriet platform
VISION 2015

2012 – Strong Progress Toward Realizing our Vision
COMMERCIAL
CLINICAL
• Esbriet launched in 9 EU countries including the two largest:
– Germany (Sept 2011) and France (November 2012)
– Esbriet launch in Germany among Top 5 best-ever for orphans
• Attractive pricing and reimbursement (P&R) of Esbriet
– Priced in 9 of the Top 15 European countries: $33K-$47K/yr.
– Strong P&R progress in remaining 6 EU countries
• Esbriet approved in Canada – the world’s 9th largest market
• Closing in on lucrative U.S. IPF market
– Completion of enrollment in pivotal Phase 3 study – “ASCEND”
– Top-Line results in Q2 2014
• Opportunities in Esbriet LCM and Research programs in fibrosis

Commercial Launch of Esbriet ® (pirfenidone)

Idiopathic Pulmonary Fibrosis (IPF) –
A Large, Lethal Orphan Disease
• Progressive scarring of the lungs
with no known cause
– Median survival: 2-5 years
1
• Large market in NA/EU15
– 118,000-158,000
prevalence
– 28,000-37,000 incidence
• No EMA- or Canada-approved
medicines prior to Esbriet
®
• None approved in U.S.

1.Bjoraker JA, Am J Respir Crit Care Med. 1998 Jan; 157(1):199-203.
% Patients Surviving at 5 Years
100%
80
60
40
20
Lung
Cancer
IPF Ovarian
Cancer
PAH Colo-
rectal
Cancer
Breast
Cancer

7 Esbriet: The One and Only Approved Medicine for IPF

Entry Strategy: Focus on Top 5+ (80-85% of market)
Focus first on
Top 5 countries:
Germany, France, Italy,
Spain, UK
Population of 314 million
~ 70-75% of EU market
value
Invest in 10 Mid-Sized
Countries & Regions:
Austria, Nordics (4),
Netherlands, Belgium
Ireland, Iceland and
Luxembourg
~ 10% of EU market
value

2012 Esbriet Net Revenue –
Consistent Quarterly Growth Since Launch
*  Includes $0.5 million in favorable adjustments to revenue primarily related to foreign currency exchange procedures
** Includes effect of the expected 11% price reduction in Germany (effective September 15, 2012) (unaudited)
Net Esbriet Revenue by Quarter ($ in millions)
4.9
5.5
2.7
7.5*
Q3’12 Q2’12 Q1’12 Q4’11
0
2.5
5
7.5
10
8.2**
Q4’12

Esbriet Among the Best Orphan Drug Launches in Germany*
15 Full Months from Launch

Net Sales ($) months 2-16 Germany
(Euro=$1.30)
Patients (POD) end of 16th month Germany
(80% compliance+15% IMS increase)
Millions
*Analysis of 30 products in diseases with prevalence > 30K pts. in  Europe among all 66 orphan registrations in Europe through 6/10.
5.3
11.3
14.7
19.4
25.8
29.7
50.8
63.0
86.8
0 20 40 60 80 100
Adcirca
Tracleer
Tasigna
Sprycel
Esbriet
Exjade
Nexavar
Glivec
Revlimid
374
585
868
920
950-1,000
1,367
1,656
2,096
2,820
0 1000 2000 3000
Tasigna
Tracleer
Sprycel
Revlimid
Esbriet
Nexavar
Certican
Exjade
Glivec

EU Pricing, Reimbursement and Launch Sequence: Expect launch in up to 15 targeted markets by mid-2013 11 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Geographic expansion 2H 2013, 2014 1H 2013 2H 2013 +

Esbriet Launched in Canada – January 2, 2013
• Health Canada completed Priority Review on October 1, 2012
– First approved treatment for mild to moderate IPF patients in Canada
– Expect reimbursement from private insurance plans during H1’13 and from all public (provincial) plans ~12 to 18 months from marketing approval
• Canada is an important pharma market
– 3,500 to 5,000 mild to moderate IPF patients
– Introductory launch price of $35,000 to $42,000 CAD
– Final price to be based on median public price in five EU reference countries
• Germany, France, Sweden, Italy and the UK

The U.S. Market & ASCEND Phase 3 Study Rationale

The U.S. IPF Market is Very Attractive
•
High Prevalence and Incidence:
– 31,000 to 48,000 mild to moderate
IPF patients
– Incidence: 14,000 to 19,000/year
•
Strong Annual Pricing:
– EU Esbriet pricing: $33K-$47K/yr.
– U.S. PAH drugs: $70K-$75K/yr.
•
Small Target Prescribing Audience:
– ~3,000 M.D.s
•
Strong Operating Margins

U.S. IPF Prevalence
Mild to Moderate
(31,000-48,000)
Severe
(~20,500)

Esbriet Has Demonstrated a Consistent Benefit in Multiple
IPF Trials Conducted to Date

Standardized treatment effect
Week 48/52
Standardized treatment effect
PIPF-004
PIPF-006
SP3
SP2
Meta Analysis
0.0 0.2 0.4 0.6 0.8
Standardized treatment effect
Week 24/28 Week 36/40
Standardized treatment effect
Week 72
0.0 0.2 0.4 0.6 0.8 0.0 0.2 0.4 0.6 0.8 0.0 0.2 0.4 0.6 0.8
Highly consistent results on FVC/VC
change at one year of treatment

Phase 3 “ASCEND” Design
Eligibility Criteria ASCEND Trial CAPACITY Trials
Primary endpoint FVC Change FVC Change
Key Secondary Endpoints 6MWT distance, PFS 6MWT distance, PFS
Duration 52 Weeks* 72 Weeks
Patients ~500 779
% Predicted FVC 50% - 90% >50%
% DLco 30% - 90% >35%
FEV1 / FVC Ratio >0.80 >0.70
• Randomized, double-blind, placebo-controlled trial
• Pirfenidone 2403 mg/d vs. placebo with 1:1 randomization
*Red denotes change from Phase 3 CAPACITY program

Summary of Observations Supporting
ASCEND Eligibility Criteria
• ASCEND Study enriched for IPF patient more likely to experience
FVC decline and disease progression
– Eligibility criteria derived from CAPACITY (studies 004 and 006)
and corroborated with other independent data sets, including
INSPIRE Study
• Analyses of CAPACITY patients meeting “ASCEND Eligibility Criteria”
also show enhanced magnitude of pirfenidone treatment effect
– FVC and secondary endpoints
– Independent studies 004 and 006, and pooled CAPACITY
• Consistent augmentation of disease progression AND pirfenidone treatment effect across independent endpoints and studies strongly suggest these observations are at least directionally accurate

FVC Change -
ITT Group of CAPACITY vs.
“ASCEND Criteria” Subgroup
0
-5
-10
12 24 36 48 60 72
Weeks
CAPACITY ITT Week 48 Week 72
Absolute 3.3%
2.5%
Relative 41.6% 22.8%
P-value <0.001 0.005
CAPACITY ITT (Pooled Studies 004 and 006)
Pirfenidone Placebo
-10
60 72 36 48 24 12
-5
0
Weeks
“ASCEND Criteria” subgroup
“ASCEND” Week 48 Week 72
Absolute 6.1% 7.9%
Relative 63.3% 57.0%
P-value <0.001 <0.001

-40
-60
-80
-20
0
“ASCEND Criteria”
Weeks
60 72 36 48 24 12

6MWD Change -
ITT Group  of CAPACITY vs.
“ASCEND Criteria” Subgroup
0
-20
-40
-60
-80
12 24 36 48 60 72
CAPACITY ITT (Pooled Studies 004 and 006)
Pirfenidone Placebo
Weeks
CAPACITY ITT Week 48 Week 72
Absolute 19.8 m 24.0 m
Relative 40.5% 31.3%
P-value 0.004 <0.001
“ASCEND” Week 48 Week 72
Absolute 42.4 m 58.7 m
Relative 64.2% 59.5%
P-value <0.001 <0.001

ASCEND Phase 3 Trial – Timelines
December  2012:
500
th
patient
randomized
January 9, 2013:
Last patient
randomized
2Q 2014:
Top-line Results
February 2014:
Last patient
completes ~35-day
safety follow-up
4Q
2012
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014

2013 Outlook

What to Expect from InterMune in 2013 –
Further Progress Toward Our 2015 Vision
• Consistent, steady growth of Esbriet
®
in Europe
– Growth of Esbriet in the 9 countries already launched
– Launch of Esbriet in our 6 remaining EU countries by mid-year 2013
• Three “Top 5” countries – Italy, UK and Spain
• Launch of Esbriet in our first North American market, Canada (January)
• Pre-launch preparation for Esbriet in the U.S.
– CME, KOL engagement, publications, HQ staffing etc.
• Investment in our pipeline
– Esbriet Life Cycle Management and formulation opportunities
– Advancing anti-fibrotic research programs

Esbriet Roll-Out: Summary of Current Expectations for
Major Markets Where Esbriet is Not Yet Launched *

** England and Wales; SMC (HTA for Scotland) in parallel
P&R
L
* Assumes P&R is granted in each country
L
Pricing and Reimbursement concluded Launch
Spain
Canada
Italy
UK**
P&R
P&R
1H 2013
2H 2013
1H  2014
P&R
PRIVATE INSURANCE PROCEDURES
PROVINCIAL REIMBURSEMENT PROCEDURES
REGIONAL PROCEDURES
REGIONAL PROCEDURES
L
L

Projected Esbriet Revenue in 2013

Countries
2012
Revenue*
(in millions)
2013
Projected
Revenue
Range
(in millions)
Launched Countries
(Germany, France, Canada and
7 Mid-Sized EU countries)
$26 $40 -
$55
Not Yet Launched Countries
(Italy, UK, Spain and 3 Mid-Sized
EU Countries)
$0
$0 -
$15
Total: Top 15 European Countries
and Canada
$26
$40 -
$70
* Unaudited

Financial Overview
• Convertible debt:
– $85M due 2015: 5.00% coupon, $18.88 conversion price
– $155M due 2018: 2.50% coupon, $31.80 conversion price

Full-Year 2012
Guidance
(1/3/13)
Full-Year 2013
Guidance
Revenue
$26.1M (unaudited)
$40 - $70M
R&D
$100 - $105M
$100 - $120M
SG&A
$105 - $110M
$145 - $165M
Total (R&D and
SG&A)
$205 - $215M
$245 - $285M

Summary
• IPF is a large orphan market with attractive commercial potential
• Attractive pricing, focused marketing high operating margins
• Esbriet has first-mover advantage in this market
• Esbriet launch in Germany ranks among the best-ever orphan launches
• Solid execution in 2012 on Esbriet Pricing and Reimbursement in Europe
during one of the most challenging economic periods
• 2013 is the “EU Launch Year” – expect to be in market in all Top 15
• North America the next major territory
• Approval of Esbriet in Canada – Launched January 2
• Phase 3 ASCEND study is now fully enrolled and designed to deliver a positive result and access to the very attractive U.S. market